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                                  EXHIBIT 10.7

                           STOCK REDEMPTION AGREEMENT


DATE:          May 1, 1999

BETWEEN:       C. RICHARD KEARNS
                                                       ("SHAREHOLDER")
AND:           COUNTRY MAID FINANCIAL, INC.,
               a Nevada corporation                        ("COMPANY")

                                    (jointly referred to as "PARTIES")

1.0     RECITALS

        1.1 The COMPANY desires to redeem, and SHAREHOLDER desires to cancel and return to the COMPANY, up to Two Million Five Hundred Thousand (2,500,000) shares of the issued and outstanding shares of common stock owned by SHAREHOLDER, for the consideration and on the terms set forth in this AGREEMENT.

        1.2 In consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the PARTIES agree as follows:

2.0     DEFINITIONS

        2.1 "AGREEMENT" means this Stock Redemption Agreement and all attached Exhibits and Schedules, the terms of which are incorporated by reference herein.

        2.2 "CLOSING" or "CLOSING DATE" means the date as of which the COMPANY completes the offering as stated in Section 6.0 and upon the date which SHAREHOLDER will authorize the number of shares as specified in Section 3.0 to be canceled and redeemed by the COMPANY, or such later date as the PARTIES may mutually agree upon.

        2.3 "COUNTRY MAID FINANCIAL, INC." or the "COMPANY" means COUNTRY MAID FINANCIAL, INC., a Washington corporation with its principal place of business located at 2500 Main Street, Lebanon, Oregon 97355.

        2.4 "EFFECTIVE DATE" is May 1, 1999.

        2.5 "PERSON" means any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

        2.6 "SELECTED INVESTORS" refers to the individuals listed on the attached Schedule A, who are creditors of SHAREHOLDER in his individual capacity.


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3.0     REDEMPTION OF SHARES

        3.1 Subject to the terms and conditions of this AGREEMENT, the COMPANY shall redeem up to Two Million Five Hundred Thousand (2,500,000) shares of the issued and outstanding shares of common stock ("TARGET SHARES") from SHAREHOLDER in an amount equal to the number of shares the COMPANY is able to sell to SELECTED INVESTORS in an offering conducted within the requirements of the Regulation D promulgated under the Securities Act of 1933. At the completion of the offering, as consideration to the COMPANY, the SHAREHOLDER agrees to permit the COMPANY to redeem an additional Ten Thousand shares of the common stock of the COMPANY.

4.0     REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

        4.1 SHAREHOLDER represents and warrants to COMPANY as follows that the statements contained in this Section 4.0 are correct and complete as of the date of this Agreement and will be correct and complete as of the CLOSING DATE.

        4.2 The SHAREHOLDER is the beneficial owner, as defined in the Securities Act of 1933, free of any liens or encumbrances, of 4,192,606 shares of the common stock of the COMPANY.

        4.3 The execution and delivery to COMPANY by SHAREHOLDER of this AGREEMENT, constitutes the legal, valid, and binding obligation of SHAREHOLDER, enforceable against SHAREHOLDER in accordance with its respective terms. SHAREHOLDER has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this AGREEMENT and any of SHAREHOLDER'S closing documents, if required, and to perform his obligations under this AGREEMENT and SHAREHOLDER'S closing documents.

        4.4 To the best of SHAREHOLDER'S knowledge, information and belief, the execution and delivery of this AGREEMENT and the compliance with and fulfillment of the terms and provisions of this AGREEMENT:

               (a) will not result in the breach of any term or provision of any contract to which SHAREHOLDER is a party; and

               (b) is not prohibited by or requires any notification, consent, authorization, or any judgment, order, writ, injunction, or decree which is binding upon SHAREHOLDER, except for such approvals or other action or inaction as may be required under the securities or corporate laws of the various states or other jurisdictions.

        4.5 SHAREHOLDER is not required to give any notice to or obtain any consent from any PERSON in connection with the execution and delivery of this AGREEMENT or the consummation or performance of any of its terms and provisions.

        4.6 No representation or warranty of SHAREHOLDER in this AGREEMENT omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to any SHAREHOLDER that has specific application to SHAREHOLDER, other than general economic or industry conditions, and that materially adversely affects the value or ownership of the TARGET SHARES that has not been previously disclosed to COMPANY or set forth in this AGREEMENT.

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        4.7 SHAREHOLDER and his agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this AGREEMENT.

5.0     REPRESENTATIONS AND WARRANTIES OF COMPANY

        5.1 This AGREEMENT constitutes the legal, valid, and binding obligation of COMPANY, enforceable against COMPANY in accordance with its terms. COMPANY has the full power and authority to execute and deliver this AGREEMENT and to perform its obligations hereunder unless otherwise stated in this AGREEMENT.

        5.3 Neither the execution nor the delivery of this AGREEMENT, nor the compliance with and fulfillment of its terms and provisions:

               (a) will violate any provisions of the Bylaws or Articles of Incorporation, as amended of the COMPANY as of the execution date of this AGREEMENT;

               (b) is prohibited by or requires any notification, consent, authorization, or any judgment, order, writ, injunction, or decree which is binding upon COMPANY, except for such approvals or other action or inaction as may be required under the securities or corporate laws of the various states or other jurisdictions.

        5.4 COMPANY and its agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this AGREEMENT.

6.0     COVENANTS

        6.1 The PARTIES agree as follows with respect to the period from and after the execution of this AGREEMENT:

               (a) Each of the PARTIES will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this AGREEMENT.

        6.2 From and after the date of this AGREEMENT to and including the CLOSING DATE, COMPANY will:

               (a) cause all necessary and advisable filings and documents to be prepared and properly filed pursuant to the requirements of the Securities Act of 1933 and all other applicable stated and federal law; and

               (b) give any notices to third parties and obtain any third party consents that COMPANY may request in connection with this AGREEMENT.

        6.3 From and after the date of this AGREEMENT to and including the CLOSING DATE, SHAREHOLDER will not sell, convey, or grant security interest to any third parties for at least Two Million Five Hundred Ten Thousand (2,510,000) of the common stock currently owned by SHAREHOLDER.




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7.0     CONDITIONS PRECEDENT TO COMPANY'S OBLIGATION TO CLOSE

        7.1 The obligation of COMPANY to effect the stock redemption and offering to SELECTED INVESTORS contemplated by this AGREEMENT shall be subject to performance and compliance by SHAREHOLDER of each and every covenant and agreement of SHAREHOLDER contained in this AGREEMENT and to the satisfaction of each and all of the following conditions precedent:

               (a) The representations and warranties contained in this AGREEMENT shall be true and correct on and as of the CLOSING DATE, with the same force and effect as if made on and as of the CLOSING DATE;

               (b) SHAREHOLDER shall have performed and complied with all of his covenants stated in this AGREEMENT in all material respects through the CLOSING DATE; and

               (c) There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this AGREEMENT.

8.0     CONDITIONS PRECEDENT TO SHAREHOLDER'S OBLIGATION TO CLOSE

        8.1 The obligation of SHAREHOLDER to effect the stock redemption as contemplated by this AGREEMENT shall be subject to performance and compliance by the COMPANY of each and every covenant and agreement of COMPANY contained in this AGREEMENT and to the satisfaction of each and all of the following conditions precedent:

               (a) The representations and warranties contained in this AGREEMENT shall be true and correct on and as of the CLOSING DATE, with the same force and effect as if made on and as of the CLOSING DATE.

               (b) The COMPANY shall have performed and complied with all of their covenants stated in this AGREEMENT in all material respects through the CLOSING DATE.

               (c) There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this AGREEMENT.

9.0     TERMINATION

        9.1 This AGREEMENT may, by written notice given prior to or at the CLOSING, be terminated as follows:

               (a) by either COMPANY or SHAREHOLDER if a material breach of any provision of this AGREEMENT has been committed by the other party and such breach has not been waived; or

               (b) by mutual written consent of COMPANY and SHAREHOLDER.



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        9.2 Each Party's right of termination is in addition to any other rights it may have under this AGREEMENT or otherwise, and the exercise of a right of termination will not be an election of remedies; provided, however, that if this AGREEMENT is terminated by a party because of a breach of the AGREEMENT by the other party or because one or more of the conditions to the terminating party's obligations under this AGREEMENT is not satisfied as a result of the other party's failure to comply with its obligations under this AGREEMENT, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

10.0    INDEMNIFICATION

        10.1 All representations, warranties, covenants, and obligations in this AGREEMENT, and any other certificate or document delivered pursuant to this AGREEMENT, will survive the CLOSING. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this AGREEMENT or the CLOSING DATE, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

        10.2 SHAREHOLDER and COMPANY mutually agree to indemnify and hold each other harmless along with their respective representatives, stockholders, controlling persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys' fees), or diminution of value, whether or not involving a third-party claim, arising, directly or indirectly, from or in connection with any breach of any representation, warrant, covenant or obligation made by the other Party in this AGREEMENT.

11.0    NOTICES

        11.1 Any party may give any notice, request, demand, claim, instruction, or other document under this section using any other means but no such notice, request, demand, claim, instruction, or other document shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended at the address stated below. Any party may change its address for any purpose by giving notice of the change of address to the other party in the manner provided in this section.

        If to SHAREHOLDER:

        C. Richard Kearns
        765 Harmony Street
        Lebanon, OR  97355

        If to COMPANY:                      With a copy to:

        Country Maid Financial, Inc.        Jones Law Group, PLLC
        P.O. Box 942                        2300 130th Avenue N.E., Suite A-103
        Lebanon, OR   97355                 Bellevue, WA  98005

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12.0    GENERAL PROVISIONS

        12.1 The COMPANY will bear the expenses incurred in connection with the preparation, execution, and performance of this AGREEMENT and its terms and conditions, including all fees and expenses of agents, representatives, counsel, and accountants.

        12.2 The Parties agree to furnish upon request to each other such further information, and to execute and deliver to each other such other documents, and to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this AGREEMENT and the documents referred to in this AGREEMENT.

        12.3 The rights and remedies of the parties to this AGREEMENT are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this AGREEMENT or the documents referred to in this AGREEMENT will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law:

               (a) no claim or right arising out of this AGREEMENT or the documents referred to in this AGREEMENT can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;

               (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and

               (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this AGREEMENT or the documents referred to in this AGREEMENT.

        12.4 This AGREEMENT supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to and incorporated in this AGREEMENT) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This AGREEMENT may not be amended except by a written agreement executed by the party to be charged with the amendment.

        12.5 Neither party may assign any of its rights under this AGREEMENT without the prior consent of the other parties, except that COMPANY may assign any of its rights under this AGREEMENT to any subsidiary of COMPANY. This AGREEMENT will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this AGREEMENT will be construed to give any PERSON other than the parties to this AGREEMENT any legal or equitable right, remedy, or claim under or with respect to this AGREEMENT or any provision of this AGREEMENT. This AGREEMENT and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this AGREEMENT and their successors and assigns.



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        12.6 If any provision of this AGREEMENT is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this AGREEMENT will remain in full force and effect. Any provision of this AGREEMENT held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

        12.7 The headings in this AGREEMENT are provided for convenience only and will not affect its construction or interpretation.

        12.8 With regard to all dates and time periods set forth or referred to in this AGREEMENT, time is of the essence.

        12.9 This AGREEMENT will be governed by the laws of the State of Oregon without regard to conflicts of laws principles. Exclusive venue for any dispute in connection with this AGREEMENT shall be in the Circuit Court, Linn County, Oregon.

        12.10 This AGREEMENT may be signed in as many counterparts is as necessary and all signatures so executed shall constitute one AGREEMENT, binding on all PARTIES as if each was a signatory on the original.

13.0    SIGNATURES

        13.1 IN WITNESS WHEREOF, the parties have executed and delivered this AGREEMENT as of the date first written above.

COMPANY:

COUNTRY MAID FINANCIAL, INC.
a Washington corporation


-----------------------------------                --------------------------
Ellis Stutzman, Its President                      Date


SHAREHOLDER:


-----------------------------------                --------------------------
C. Richard Kearns                                  Date





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